UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 15, 2023

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street	Boston,	MA		02210
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On January 3, 2023, General Electric Company (the “Company” or “GE”) completed the previously announced separation (the “Separation”) of its HealthCare business, into a separate, independent publicly traded company, GE HealthCare Technologies, Inc. (the “Business” or “GE HealthCare”). The Separation was structured as a tax free spin-off, where GE distributed a pro rata dividend (the “Distribution”) to holders of GE common stock of approximately 80.1% of the outstanding shares of GE HealthCare. On the distribution date, each holder of record of GE common stock received one share of GE HealthCare common stock for every three shares of GE common stock held. GE HealthCare is now an independent public company that trades under the symbol “GEHC” on The Nasdaq Stock Market LLC. After the Distribution, GE no longer consolidates GE HealthCare into its financial results.

In connection with the Separation, the historical results of GE HealthCare and certain assets and liabilities included in the Separation will be required to be reported in GE's consolidated financial statements as discontinued operations beginning with the first quarter of 2023. Additionally, in the first quarter of 2023, GE will prospectively measure its remaining approximately 19.9% ownership interest in GE HealthCare at fair value in continuing operations.

In this Form 8-K, GE is providing preliminary unaudited supplemental financial information to reflect the reclassification of its HealthCare business in discontinued operations for all periods of 2022 presented in Exhibit 99.1. This informational Form 8-K in no way revises or restates the previously filed Consolidated Statement of Financial Position, Consolidated Statements of Earnings, Consolidated Statements of Cash Flows or Non-GAAP Financial Measures for the Company for any period presented.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(b) Supplemental Financial Information.

The following preliminary unaudited supplemental financial information of the Company is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:

•Unaudited Consolidated Financial Position Information as of December 31, 2022.
•Unaudited Consolidated Cash Flows Information for the year ended December 31, 2022.
•Unaudited Consolidated Earnings Information for the year ended December 31, 2022 and each of the interim periods within the year ended December 31, 2022.
•Unaudited Non-GAAP Financial Measures reconciliations for the year ended December 31, 2022 and each of the interim periods within the year ended December 31, 2022.
•Notes to the Unaudited Consolidated Financial Information.

(d) Exhibits.

99.1 General Electric Company Preliminary Unaudited Consolidated Financial Information.

104. The cover page from this Form 8-K, formatted in Inline XBRL.

(2)

Forward-Looking Statements

This document contains “forward-looking statements”—that is, statements related to future, not past, events. These forward- looking statements often address GE's expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "estimate," "forecast," "target," "preliminary," or "range." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. For GE, particular areas where risks or uncertainties could cause GE’s actual results to be materially different than those expressed in GE’s forward-looking statements include: GE’s success in executing and completing potential transactions, including GE’s plans to pursue the spin-off its portfolio of energy businesses that are planned to be combined as GE Vernova (Renewable Energy, Power, Digital and Energy Financial Services), and sales or other dispositions of GE’s equity interests in AerCap Holdings N.V. and GE HealthCare Technologies Inc., the timing for such transactions, the ability to satisfy any applicable pre-conditions, and the expected proceeds, consideration and benefits to GE; changes in macroeconomic and market conditions and market volatility, including impacts related to the COVID-19 pandemic, risk of recession, inflation, supply chain constraints or disruptions, rising interest rates, oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on GE’s business operations, financial results and financial position; global economic trends, competition and geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and the related sanctions and other measures, decreases in the rates of investment or economic growth globally or in key markets GE serves, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on GE's businesses' global supply chains and strategies; and GE’s de-leveraging and capital allocation plans, including with respect to actions to reduce its indebtedness, the capital structures of the public companies that GE plans to form from its businesses, the timing and amount of dividends, share repurchases, organic investments, and other priorities; and other factors that are described in the “Risk Factors” section of GE’s Annual Report on Form 10-K for the year ended December 31, 2022, as such descriptions may be updated or amended in any future reports that GE files with the SEC. These or other uncertainties may cause GE’s actual future results to be materially different than those expressed in its forward-looking statements. GE does not undertake to update its forward-looking statements.
(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: February 15, 2023	/s/ Thomas S. Timko
Thomas S. Timko Vice President, Chief Accounting Officer and Controller

(4)